SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT




            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


              Date of Report  - April 15, 2003
              ---------------------------------
              (Date of Earliest Event Reported)



              Slippery Rock Financial Corporation
              -----------------------------------
     (Exact Name of Registrant as specified in its charter)


     Pennsylvania               0-21720            25-1674381
     ------------             ----------           ----------
(State of Incorporation) (Commission File No.)   (IRS Employer
                                                    I.D. No.)


    100 South Main Street, Slippery Rock Pennsylvania 16057
    -------------------------------------------------------
           (Address of principal executive offices)


Registrant's telephone number, including area code: 724.794.2210



Item 5.  Other Events.
         ------------

     The press release, dated April 23, 2003, of Slippery Rock
Financial Corporation (the "Registrant") attached hereto as
Exhibit 99.1 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) and (b)  None.

     (c) Exhibits:

     Exhibit 99.1.  Press Release, dated April 23, 2003, of
                    Slippery Rock Financial Corporation.



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 23, 2003        SLIPPERY ROCK FINANCIAL CORPORATION
                             (Registrant)




                             By: /s/ Mark A. Volponi
                                 ----------------------
                                 Mark A. Volponi
                                    Treasurer



                       EXHIBIT INDEX

Exhibit               Description

  99.1         Press Release, dated April 23, 2003, of
               Slippery Rock Financial Corporation.